UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2024 ( September 30, 2024)

Mars Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41619	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Americas Tower, 1177 Avenue of The Americas, Suite 5100 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888)-667-6277

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.000125, and one right entitling the holder to receive 2/10 of an ordinary share	MARXU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.000125 par value	MARX	The Nasdaq Stock Market LLC
Rights to receive two-tenths (2/10) of one ordinary share	MARXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 4 to the Business Combination Agreement

On September 5, 2023, Mars Acquisition Corp. (“Mars”), a Cayman Island exempted company, entered into a Business Combination Agreement ( “Business Combination Agreement”) with ScanTech AI Systems Inc., a Delaware corporation and a wholly owned subsidiary of Mars (“Pubco”), Mars Merger Sub I Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Mars (“Purchaser Merger Sub”), Mars Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Pubco (“Company Merger Sub”), ScanTech Identification Beam Systems, LLC, a Delaware limited liability company (“ScanTech” or the “Company”), and Dolan Falconer in the capacity as the representative from and after the Effective Time for the Company Holder Participants as of immediately prior to the Effective (the “Seller Representative”). The transactions contemplated by the Business Combination Agreement are hereinafter referred to collectively as the “Business Combination.” Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Business Combination Agreement, as amended from time to time.

On September 30, 2024, in order to facilitate the completion of the Business Combination, Mars and ScanTech, along with other parties, entered into Amendment No. 4 to the Business Combination Agreement, extending the deadline to consummate the Business Combination (“Outside Date”) for a third time to November 15, 2024.

In addition, every issued and outstanding Mars ordinary shares (“Ordinary Shares”) that is not redeemed or sold (including the Ordinary Shares held by the Insiders and Maxim, who have waived their redemption rights) between the Closing and the 90th day after the Closing shall receive two (2) additional shares of Pubco common stock (“Pubco Common Stock”) ninety days following the Closing, or such other period as may be agreed by the parties to the Business Combination Agreement (“Share Incentive”). Furthermore, shares of Pubco Common Stock will be issued to Seaport Group SIBS, LLC and Aegus Corp., and other obligations and terms will be fulfilled, substantially similar to those in the definitive subscription agreements entered into on April 2, 2024, and May 29, 2024, by and among Polar Multi-Strategy Master Fund, Mars, and ScanTech.

Based on operational improvements of ScanTech, the aggregate consideration to be paid to ScanTech under the Business Combination Agreement shall be adjusted to One Hundred Forty Million U.S. Dollars ($140,000,000) minus (or plus, if negative) the amount of the closing net debt that exceeds Twenty Million U.S. Dollars ($20,000,000).

No other changes were made to the Business Combination Agreement.

The foregoing summary of the Amendment No. 4 to the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amendment No. 4 to the Business Combination Agreement attached hereto as Exhibits 2.1 and is incorporated herein by reference.

Amendment No. 1 to Prepaid Forward Purchase Agreement

On September 4, 2023, Mars entered into a Prepaid Forward Purchase Agreement (“FPA”) with ScanTech, Pubco and RiverNorth SPAC Arbitrage Fund, L.P. (“RiverNorth”), pursuant to which RiverNorth agreed, among other things, to purchase Ordinary Shares in the open market for no more than the pro rata portion of the cash and interest earned in the trust account (“Redemption Price”).

On September 30, 2024, Amendment No. 1 to the Prepaid Forward Purchase Agreement was executed, extending the termination date of the FPA to November 16, 2024. The amendment also clarifies that the parties will make commercially reasonable efforts to establish an escrow account to hold the Ordinary Shares purchased by RiverNorth, pending either their sale or return to Pubco. Additionally, RiverNorth has waived any rights, title, interest, or claim to the Share Incentive. If the Purchaser owns more than 9.9% of Pubco’s outstanding shares at the time of the Business Combination closing, they must return enough shares to Pubco to reduce their ownership to 9.9%, while still retaining the Redemption Price for the returned shares. Following the date that shareholders of SPAC shall no longer be entitled to have their Ordinary Shares redeemed in connection with the Business Combination, the Purchaser is prohibited from buying Ordinary Shares in the open market, except from shareholders who have reversed their redemption election, provided that the purchase price does not exceed the Redemption Price.

No other changes were made to the FPA.

The foregoing description of the Amendment No. 1 to the Prepaid Forward Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment No. 1 to the Prepaid Forward Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
2.1	Amendment No. 4 to the Business Combination Agreement, dated as of September 30, 2024, by and among Mars Acquisition Corp., ScanTech AI Systems Inc., Mars Merger Sub I Corp., Mars Merger Sub II LLC, ScanTech Identification Beam Systems, LLC, and Dolan Falconer, as Seller Representative
10.1	Amendment No. 1 to Prepaid Forward Purchase Agreement, dated as of September 30, 2024, by and among Mars Acquisition Corp., ScanTech AI Systems Inc., ScanTech Identification Beam Systems, LLC, and RiverNorth SPAC Arbitrage Fund, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2024	Mars Acquisition Corp.

	By:	/s/ Karl Brenza
	Name:	Karl Brenza
	Title:	Chief Executive Officer